Exhibit 10.2

Execution Version

AMENDMENT TO TERM LOAN JOINDER

AMENDMENT TO TERM LOAN JOINDER, dated as of March 6, 2007 (this "Amendment "), among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation ("Holdings"), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the "Borrower"), certain Subsidiaries of Holdings (the "Subsidiary Guarantors" and together with Holdings, the "Guarantors"), the several banks and other financial institutions or entities parties hereto (the "Tranche B Lenders") and THE ROYAL BANK OF SCOTLAND PLC, as administrative agent (the "Administrative Agent").

WHEREAS Holdings, the Borrower, certain of the Tranche B Lenders and the Administrative Agent have heretofore entered into that certain Term Loan Joinder, dated as of January 26, 2007 (as amended, amended and restated, supplemented, restated, replaced, refinanced or otherwise modified from time to time, the "Term Loan Joinder") pursuant to which Term Loans were provided to the Borrower in the amount of $600,000,000;

WHEREAS the Tranche B Lenders and the Administrative Agent are willing to amend certain provisions of the Term Loan Joinder subject to the conditions set forth herein;

NOW, THEREFORE, Holdings, the Borrower, the Tranche B Lenders and the Administrative Agent hereby agree as follows:

1. Definitions. Capitalized terms used herein which are not defined herein and which are defined in the Term Loan Joinder shall have the same meanings as therein defined.

2. Amendment. Effective as of the date hereof (but subject to the occurrence of the Amendment Effective Date):

(i) Section 2(b) of the Term Loan Joinder is hereby amended and restated in its entirety to read as follows:

"(b) All then outstanding Tranche B Term Loans shall be repaid on March 6, 2014."

(ii) Section 2(c) of the Term Loan Joinder is hereby amended and restated in its entirety to read as follows:

"(c) The Applicable Margin with respect to the Tranche B Term Loans shall be, for any day, a rate per annum equal to (i) 0.50% for Tranche B Term Loans maintained as ABR Loans and (ii) 1.50% for Tranche B Term Loans maintained as Eurodollar Loans; provided that the Applicable Margins (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Lenders providing such Term Loans) for any new Term Loans made after the date of this Term Loan Joinder shall not be greater than the highest Applicable Margins that may, under any circumstances, be payable with respect to any outstanding Tranche B Term Loans made pursuant to this Term Loan Joinder plus 25 basis points, except to the extent that the Applicable Margins applicable to all outstanding Tranche B Term Loans are increased to the extent necessary to achieve the foregoing."

Except expressly as so amended by this Amendment, the Term Loan Joinder shall continue in full force and effect in accordance with its terms.

3. Conditions to the Effectiveness of the Amendment. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the date (the “Amendment Effective Date”) when each of the following conditions is satisfied:

(a)  The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings, the Administrative Agent and each Term Loan Lender.

(b) All fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with this Amendment shall have been paid or reimbursed, as the case may be.

(c) Each of the representations and warranties made or deemed to be made in this Amendment shall be true and correct.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties relate to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date.

(b)  No Default or Event of Default has occurred and is continuing.

5. Miscellaneous.

(a) Limited Amendment. This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly consented to and amended hereby, the terms, provisions and conditions of the Term Loan Joinder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

(b) No Waiver, Cumulative Remedies. No failure or delay or course of dealing on the part of the Tranche B Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Tranche B Lenders would otherwise have. No notice to or demand on the Borrower or any other Loan Party in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Tranche B Lenders to any other or further action in any circumstances without notice or demand.

(c) Ratification and Reaffirmation; Confirmation; Acknowledgment. Each Guarantor (i) ratifies and reaffirms the Loan Documents to which such Guarantor is a party, (ii) confirms such Guarantor's agreement to the terms of this Amendment and (iii) acknowledges that such Guarantor has no offsets or defenses to such Guarantor's obligations under the Loan Documents to which such Guarantor is a party and no claims or counterclaims against the Lenders.

(d) Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable costs and expenses (including, without limitation, reasonable fees and disbursements of legal counsel) incurred up to and on the Amendment Effective Date in connection with the Term Loan Joinder or this Amendment.

(e) Headings Descriptive. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

(f) Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g) Counterparts. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The delivery of a counterpart may be made by facsimile or electronic transmission.

(h) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Vice President

CROWN CASTLE OPERATING COMPANY

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Vice President

CROWN CASTLE OPERATING LLC

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent

By:	/s/ Vincent Fitzgerald
Name: Vincent Fitzgerald
Title: Managing Director

SIGNATURE PAGE TO THE AMENDMENT TO TERM LOAN JOINDER, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG CROWN CASTLE OPERATING COMPANY, CROWN CASTLE INTERNATIONAL CORP., THE SUBSIDIARY GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE ROYAL BANK OF SCOTLAND PLC, AS A TERM LOAN LENDER

By:	/s/ Vincent Fitzgerald
Name: Vincent Fitzgerald
Title: Managing Director

SIGNATURE PAGE TO THE AMENDMENT TO TERM LOAN JOINDER, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG CROWN CASTLE OPERATING COMPANY, CROWN CASTLE INTERNATIONAL CORP., THE SUBSIDIARY GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MORGAN STANLEY SENIOR FUNDING, INC. AS A TERM LOAN LENDER

By:	/s/ Andrew Earls
Name: Andrew Earls
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO TERM LOAN JOINDER, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG CROWN CASTLE OPERATING COMPANY, CROWN CASTLE INTERNATIONAL CORP., THE SUBSIDIARY GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JP MORGAN CHASE BANK, N.A., AS A TERM LOAN LENDER

By:	/s/ Christophe Vohmann
Name: Christophe Vohmann
Title: Vice President